SECURITIES  AND  EXCHANGE  COMMISSION
                            WASHINGTON,  D.C.  20549

                            ------------------------

                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                      [X]
Filed by party other than the Registrant     [ ]

Check  the  appropriate  box:

[X]     Preliminary  Proxy  Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive  Proxy  Statement
[ ]     Definitive  Additional  Materials
[ ]     Soliciting  Material  Pursuant  to  ss. 240.14a-11(c) or ss. 240.14a-12
                             ------------------------

                   CHARTER COMMUNICATIONS INTERNATIONAL, INC.
                (Name of Registrant as Specified In Its Charter)

                            ------------------------

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X]     No  fee  required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1     Title  of  each  class  of  securities  to which transaction applies:
                       -----------------------------------
     2     Aggregate  number  of  securities  to  which  transaction  applies:
                       -----------------------------------
     3 Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                       -----------------------------------
     4     Proposed  maximum  aggregate  value  of  transaction:
                       -----------------------------------
     5     Total  fee  paid:
                       -----------------------------------

[ ]      Fee  paid  previously  with  preliminary  materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1     Amount  Previously  Paid:

                       -----------------------------------
     2     Form, Schedule or Registration  Statement  No.:

                       -----------------------------------
     3     Filing  Party:

                       -----------------------------------
     4     Date  Filed:

                       -----------------------------------

                   CHARTER  COMMUNICATIONS  INTERNATIONAL,  INC.
                             2839  Paces  Ferry  Road
                             Atlanta,  Georgia  30339

                                 August 18, 1998


Dear  Shareholder:

     On behalf of the Board of Directors, I cordially invite you to attend a Special Meeting of Shareholders of Charter Communications International, Inc.
(the "Company") to be held at 1:00 p.m. local time on August 31, 1998, at the Marriott JW Lenox, 3300 Lenox Road, Atlanta, Georgia 30326.

     At the Special Meeting you are being asked to consider and vote upon a change in the Company's corporate name to POINTE COMMUNICATIONS CORPORATION, an increase to 100,000,000 shares of the Company's authorized common stock, the election of the Company's directors, and an amendment to the Company's current option plans to increase the number of shares reserved for each plan.

     You are urged to vote your proxy even if you currently plan to attend the Special Meeting. Please remember to sign and date the proxy card; otherwise, it is invalid. Returning your proxy will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting. Please return your proxy as soon as possible.

                                   Sincerely,



                              /s/  Stephen  E.  Raville
                              ------------------------------
                                   Stephen  E.  Raville
                                   Chairman  of  the  Board
                                   Chief  Executive  Officer

                   CHARTER COMMUNICATIONS INTERNATIONAL, INC.
                              2839 Paces Ferry Road
                             Atlanta, Georgia  30339

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           To be held August 31, 1998


TO  THE  SHAREHOLDERS  OF  CHARTER  COMMUNICATIONS  INTERNATIONAL,  INC.:

NOTICE IS HEREBY GIVEN that a Special Meeting of the Shareholders (the "Meeting") of Charter Communications International, Inc. (the "Company") will be held at the Marriott JW Lenox, 3300 Lenox Road, Atlanta, Georgia 30326, at the hour of 1:00 p.m. local time, for the following purposes:

1. To consider and vote upon an amendment to the Company's Articles of Incorporation to effect a change in the Company's name to Pointe Communications Corporation.

2. To consider and vote upon an amendment to the Company's Articles of Incorporation to increase the number of authorized shares from 45,000,000 to 100,000,000 of the Company's $.00001 par value Common Stock.

3. To elect seven directors to serve as directors of the Company until their successors are duly elected and qualified.

4. To consider and vote upon an increase in the number of shares of Common Stock reserved for the Company's Incentive Stock Option Plan, Executive
Long-Term  Plan  and  Non-Employee  Director  Stock  Option  Plan.

5. To transact such other business as may properly come before the Meeting and at any and all adjournments, postponements or continuations thereof.

Only shareholders of record at the close of business on July 24, 1998, are entitled to notice of and to vote at the Meeting or any adjournments, postponements or continuations thereof.

You are cordially invited and urged to attend the Meeting. All shareholders, whether or not they expect to attend the Meeting in person, are requested to complete, date and sign the enclosed form of proxy and return it as soon as possible in the postage paid, return-addressed envelope provided for that purpose. Shareholders who attend the Meeting may revoke a prior proxy and vote their proxy in person as set forth in the Proxy Statement.

THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS AND IN FAVOR OF THE NOMINEES TO SERVE ON THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT.

                                   By  Order  of  the  Board  of  Directors



                              /s/  Charles  M.  Cushing
                              -------------------------
                                   Charles  M.  Cushing
                                   Secretary

Atlanta,  Georgia
Dated:  August  18,  1998

                   CHARTER COMMUNICATIONS INTERNATIONAL, INC.
                              2839 Paces Ferry Road
                             Atlanta, Georgia  30339

     -----------------------------------------------------------------------

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                           To be held August 31, 1998

     -----------------------------------------------------------------------

                               GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the "Board" or "Board of Directors") of Charter Communications International, Inc., a Nevada corporation (together with its predecessors, the "Company"), for use at the Special Meeting of Shareholders of the Company to be held at 1:00 p.m. local time on August 31, 1998, at the Marriott JW Lenox, 3300 Lenox Road, Atlanta, Georgia 30326, and at any and all postponements, continuations or adjournments thereof (collectively, the "Meeting"). This Proxy Statement, the accompanying form of proxy (the "Proxy") and the Notice of Special Meeting will be first mailed or given to the Company's shareholders on or about August 18, 1998.

     All shares of the Company's common stock, par value $.00001 per share ("Common Stock"), represented by properly executed and valid Proxies received in time for the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein, unless such Proxies have previously been revoked. Unless instructions to the contrary are marked, or if no instructions are specified, shares represented by the Proxies will be voted "FOR" the proposals set forth on the Proxy, "FOR" the election of the seven nominees as directors of the Company, and in the discretion of the persons named as proxies, on such other matters as may properly come before the Meeting. Any Proxy may be revoked at any time prior to the exercise thereof by submitting another Proxy bearing a later date and depositing it with the Secretary of the Company or by giving written notice of revocation to the Company at the address indicated above or by voting in person at the Meeting. Any notice of revocation sent to the Company must include the shareholder's name and must be received prior to the Meeting to be effective.

Voting

     Only holders of record of shares of Common Stock ("Shares") at the close of business on July 24, 1998 (the "Record Date"), will be entitled to receive notice of and to vote at the Meeting. On the Record Date there were 44,484,776 shares of Common Stock outstanding, each of which will be entitled to one vote on each matter properly submitted for vote to the Company's shareholders at the Meeting. The presence, in person or by proxy, of holders of a majority of the Shares entitled to vote at the Meeting shall constitute a quorum for the transaction of business at the Meeting. The Company anticipates that a quorum will be present at the meeting.

     The directors and officers (and their affiliates) of the Company held voting power, as of the Record Date, with respect to an aggregate of 15,217,348 shares (approximately 34.2% of the outstanding votes).

     The affirmative vote of a majority of Shares issued and outstanding is required to approve the proposals to change the name of the Company and to increase the authorized shares of Common Stock of the Company. A majority of the Shares present at the Meeting is required to increase the number of shares reserved under the Company's Incentive Stock Option Plan, Executive Long-Term Plan, and Non-Employee Director Stock Option Plan. A plurality of the Shares is required to elect the directors to serve on the Board of Directors. The Company anticipates that the proposals will be affirmed by the requisite vote.

     Votes cast by proxy will be tabulated by Charles M. Cushing, Secretary of the Company, or by a duly appointed assistant secretary. Votes cast by proxy or in person at the Meeting will be counted by the persons appointed by the Company to act as the judge of election for the Meeting. Abstentions, broker non-votes, and Shares to which authority to vote on any proposal is withheld, shall be included in the determination of the number of Shares present and voting at the Meeting for purposes of obtaining a quorum. Each of the abstentions, broker non-votes, and shares will be tabulated separately.


                                   PROPOSAL I

General

     The Company has operated under the name Charter Communications International, Inc. since April 10, 1996. Recently, Charter Communications, Inc., a Delaware corporation with its principal place of business in St. Louis Missouri, filed a complaint in federal court alleging that it has operated under the tradename of "Charter" and "Charter Communications" since January 1994 and that the Company's use of these same names since 1996 has created confusion among customers.

Amendment

     In settlement of the Charter Communications, Inc. complaint and as a solution to the potential confusion caused by the similar names, the Company agreed to change its corporate name. On August 7, 1998, the Board of Directors approved the adoption of an amendment to the Company's Articles of Incorporation (the "Articles"), which will effect a change in the Company's name to POINTE COMMUNICATIONS CORPORATION. The Company has reserved that name in Nevada. In connection with this name change, the above mentioned Delaware corporation has agreed to purchase 250,000 shares of the Company's Common Stock. The Board of Directors believes that the name change is in the Company's best interest and that the new name will present the Company in a positive manner in the public market.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL I TO APPROVE THE CHANGE IN THE COMPANY'S NAME.

                                   PROPOSAL II

General

     In its brief operating history, the Company has issued options and warrants as a means of attracting and retaining key employees with a minimum outlay of cash. By employing this procedure, the Company has been able to retain cash in its operating accounts to fund working capital expenditures. Additionally, the Company has added key assets to its portfolio of operating assets and has raised additional cash to fund operations by means of acquisitions and private offerings involving the issuance of the Company's Common Stock or other securities which are convertible into Common Stock. The Company anticipates that it will continue to employ these methods to enhance the value of the Company.

     Currently, the Articles authorize the issuance of 45,000,000 shares of Common Stock. As of July 24, 1998, 44,484,776 shares of Common Stock were issued and outstanding. The Company has issued redeemable, convertible debentures ("Debentures") that give the holders the right to convert the Debentures into Common Stock at a conversion rate of $1.20 per share. The aggregate face value of the Debentures is $1,180,000, which, if converted, would require the Company to issue 983,333 shares of Common Stock. The Company has also issued warrants to purchase 4,912,631 shares of Common Stock at exercise prices ranging from $.70 to $4.00 and at a weighted average exercise price of $1.88 and granted options to purchase 3,305,464 shares of Common Stock at prices ranging from $.70 to $6.00, of which 1,768,799 are exercisable at a weighted average price of $1.53.

     Accordingly, as of July 24, 1998, if all outstanding Debentures were converted and all warrants and exercisable options were exercised and if the Company issued all of the shares of Common Stock upon such conversion or exercise, the Company would exceed its total number of authorized shares by 7,149,539 shares.

Amendment

     On August 7, 1998, the Board approved an increase in the authorized number of shares of Common Stock from 45,000,000 to 100,000,000 shares, subject to shareholder approval. If this amendment is approved by the Company's shareholders, 55,000,000 additional shares of Common Stock will be authorized and available for issuance or sale by the Company (excluding shares reserved for issuance for specified purposes, such as pursuant to stock option plans). The Board will have authority to issue the additional 55,000,000 shares of Common Stock at its discretion in accordance with applicable law. Issuance of any of the additional 55,000,000 shares of Common Stock will dilute the voting percentage and ownership percentage held by the current holders of Common Stock.

Purposes  of  Proposed  Amendment

     To fund the Company's operations and expand the Company's capital investment in its network infrastructure, as indicated above, the Company has from time to time raised funds through the private placement of Debentures, Common Stock, lease financing and receivable facilities. Certain of the Debentures outstanding at June 30, 1998 are convertible into the Company's Common Stock. Additionally, warrants granting holders the right to purchase the Company's Common Stock have been issued in connection with certain debt, equity and lease financings. Further, options have been granted to officers, directors and employees as employment incentives. These Debentures, warrants and options obligate the Company to issue shares of Common Stock upon conversion or exercise, and generally at the holders' discretion.

     As indicated above, if all such Debentures, warrants and vested options were to be converted or exercised, the Company would be obligated to issue an additional 7,149,539 shares of Common Stock; however, at the present time, the Company has only 515,224 shares available under the currently authorized number of shares of Common Stock.

     The Company needs to meet the conversion or exercise requests of the Debenture, warrant and option holders, and it also needs to have the flexibility to issue shares of Common Stock for any other purpose, including providing future incentives to employees, providing consideration in acquisitions of either operating companies or operating assets, and providing the means to raise capital in the public or private equity markets.

     As indicated above, one of the uses for the additional shares authorized by this amendment will be for future acquisitions of both operating companies and assets. The Company believes that these types of acquisitions have added value to the Company in the past and will continue to add value to the Company in the future.

     If the shareholders do not approve this proposed amendment, the Company may fall into default on some of the Debentures which will trigger a requirement that the Company redeem the Debentures for cash. This result will cause a drain on the Company's cash flow and could hinder future operations and acquisitions. Additionally, the Company may fall into breach of its agreements with some of the warrant and option holders and will be limited in its ability to raise capital or acquire companies or assets.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL II TO APPROVE AN INCREASE IN THE COMPANY'S AUTHORIZED SHARES.


                                  PROPOSAL III

General

     The Company currently has seven directors serving on the Board. The Shareholders are authorized to elect seven directors to serve on the Board. All seven directors are to be elected for a term of one year or until a successor has been elected and qualified at the next annual meeting of the Shareholders. The Board's nominees are Stephen E. Raville, Patrick E. Delaney, William P. O'Reilly, Robert E. Conn, F. Scott Yeager, Gerald F. Schmidt, James H. Dorsey
III. Each of the nominees currently is a member of the Board. Information on the current directors and nominees follows.

Nominees  and  Current  Directors

     STEPHEN E. RAVILLE. Mr. Raville has been a director of the Company since December 14, 1995, Chairman since January 28, 1997 and Chief Executive Officer since September 12, 1997. Mr. Raville is President of First Southeastern Corp., a private investment company. First Southeastern Corp.was formed shortly after Mr. Raville's departure from Advanced Telecommunications Corporation ("ATC") where he served as Chairman of the Board and Chief Executive Officer. Prior to the merger of ATC and Atlanta based TA Communications, Mr. Raville served as a President of TA Communications. Additionally, he was a partner in the Atlanta law firm of Hurt, Richardson, Garner, Todd & Cadenhead. Mr. Raville currently serves on the board of World Access, Inc., a public company in the business of wholeselling telecommunications equipment.

     PATRICK E. DELANEY. Mr. Delaney has been a Director since September 12, 1996. Mr. Delaney has over twenty years of diverse business management experience in such industries as chemical engineering, insurance and telecommunications. As Chief Financial Officer of Advanced Telecommunications Corporation ("ATC"), Mr. Delaney was instrumental in growing ATC's annual revenues from $50,000,000 to $500,000,000 in less than six years 1986 to 1992. Mr. Delaney's other key responsibilities at ATC included directing mergers and acquisitions activities, which resulted in over fifteen transactions, as well as placing financing in excess of $250,000,000 in debt and equity. During 1993-1994, Mr. Delaney served as a board member and Chief Financial Officer for RealCom, Inc., the second largest shared tenant services company in the country until its acquisition by MFS Communications.

     WILLIAM P. O'REILLY. Mr. O'Reilly has been a director since December 14, 1995. Mr. O'Reilly has over 20 years experience in the telecommunications industry and has initiated several successful business ventures. In 1981, he was the founder and Chief Executive Officer of Lexitel Corporation, which is currently part of ALC Communications, Inc. Mr. O'Reilly was also a founder and Chief Executive Officer of Digital Signal, a leading provider of low-cost fiber optic capacity to long distance carriers. In 1989, he acquired Military Communications Corporation ("MCC"). MCC provides international public switched network services via phone centers to the U.S. military worldwide. Mr. O'Reilly sold MCC to LDDS in 1997. Mr. O'Reilly is currently Chairman and Chief
Executive Officer of ELTRAX Systems, Inc., a public company in the network services business.

     ROBERT E. CONN. Mr. Conn has been a director since December 14, 1995. Mr. Conn has been the Senior Telecommunications Counsel at Shaw, Pittman, Potts and Trowbridge in Washington, D.C. since 1984. Formerly, he held senior level legal and business executive positions with MCI, and with Western Union ("WUI") before it became an MCI subsidiary. Mr. Conn's principal activities at Shaw Pittman have been in international communications. He has represented major U.S. international carriers, as well as the corporate users of their services, before the FCC and other Federal and State administrative, executive, legislative, and judicial agencies. He has also advised clients in their relations with major telecommunications organizations, including the I.T.U., Intelsat, Inmarsat, and foreign telecommunications regulatory and service-providing bodies. Mr. Conn was a member of the Board of Directors of STARS, of WorldCom before it became part of IDB Communications Group, Inc. and later LDDS WorldCom, and of WUI.

     F. SCOTT YEAGER. Mr. Yeager has been a director since February 26, 1996. Mr. Yeager has extensive experience in the communications industry and founded both Network Communications Inc., a company created to install, own and operate a fiber optic network in Houston, Texas to compete with Southwestern Bell Telephone Company, and YSA Inc., a systems integrator of fiber optic components, including cable connectors, test equipment and multiplexers. In 1989, following the purchase of Network Communications Inc., by Metro Fiber Systems ("MFS"), Mr. Yeager became City Director of MFS of Houston, Inc. In 1991, he developed the concept of high speed data-networking over the MFS fiber infrastructure. In 1992, he became Vice President of Sales and Distribution of MFS Datanet, Inc., where he developed the sales organization and marketing approach of MFS Datanet. Mr. Yeager most recently served as Vice President of Business Development of MFS Global Services, Inc. Currently, Mr. Yeager is independently employed as a telecommunications consultant.

     GERALD F. SCHMIDT. Mr. Schmidt joined the Company as a director on February 28, 1997. Mr. Schmidt is Chairman, a director and a shareholder of Cordova Technologies, Inc. As Chairman, he is responsible for the major policy decisions of the General Partner and the Partnership. Mr. Schmidt is a co-founder of Cordova Capital and also President of Cordova Capital Inc. and Cordova Capital II, Inc., and is a shareholder and member of the Board of Directors of each. A major portion of his career was spent with Jostens, Inc., a publicly traded NYSE company on the Standard & Poor's 500, based in Minneapolis and involved in the manufacturing and sale of motivation and recognition products to educational institutions and companies. While there, he was responsible for $170 million in sales through more than 500 independent sales representatives and led a sales and design team that won the opportunity to produce the gold, silver and bronze medals for the games of the XXIII Olympiad held in Los Angeles. Upon leaving Jostens in 1984, he spent five years as senior vice president of O'Neill Developments, Inc., a privately held merchant developer of real estate properties headquartered in Atlanta. Mr. Schmidt left in 1988 to join Manderson & Associates, where Cordova Capital was founded. Mr. Schmidt serves on the Board of Directors of USBA Holdings, Ltd., a financial services company providing products and services to banks; Investors Financial Group, Inc., a full service broker-dealer, and Premis Corporation, a publicly traded NASDAQ company that designs, develops and markets software systems for point of sale.

     JAMES H. DORSEY III. Mr. Dorsey joined the Company as a director on November 11, 1997. Mr. Dorsey founded and is the CEO of Boom, Inc., with offices in New York City and Florida. This new venture, aimed at the Baby Boomer Generation, is a discount membership club set up as a multimedia company, comprised of a TV show, a Web Site and a magazine. In addition, Mr. Dorsey is the founder and President of three Florida based companies: Landmark Design Custom Builders, LLC, Dorsey Realty Investments, LLC, and Dorsey Investments Properties, LLC, all headquartered in Delray Beach, Florida. The three companies buy and develop properties in Miami Beach, Colorado and Jackson Hole, Wyoming, concentrating in new construction as well as renovation. In 1989, Mr. Dorsey founded American Hydro-Surgical Instruments, Inc., also in Delray Beach, and served as President, CEO and Chairman of the Board for the next six years. Begun with the design for a single product for the growing field of laparoscopic surgery, the company recorded sales of $20 million in 1995 and had 175 employees including a national sales force and close to 200 products. Mr. Dorsey was awarded 14 patents for surgical products issued in his name. In 1995, the company was merged with CR Bard, a leader in the pharmaceutical industry. Mr. Dorsey served as a full time medical consultant for CR Bard for a year, and since then has been retained as a patent and product consultant. From 1989 to 1992, Mr. Dorsey also served as President and CEO of Sigmatec Medical Inc., in Delray Beach, a company he founded to serve South Florida as a sales organization for American Hydro Surgical Instruments, Inc. With sales of $3.5, Sigmatec was merged with American Hydro Surgical Instruments in 1992.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE TO ELECT THE NOMINEES PRESENTED IN PROPOSAL III.

                                   PROPOSAL IV

General

     During January 1996, as an incentive to attract and retain key employees, executive officers, and non-employee directors with the type of training, experience, and ability that the Company desired, the Company adopted its Incentive Stock Option Plan ("Employee Plan"), Executive Long-Term Plan ("Executive Plan"), and Non-Employee Director Stock Option Plan ("Director Plan") (collectively the "Plans"). The Employee Plan and Executive Plan are administered by the Compensation Committee (the "Committee") made up of non-employee directors on the Board of Directors and call for the Company to reserve 500,000 shares of Common Stock for the Employee Plan and 500,000 shares of Common Stock for the Executive Plan. The Director Plan is administered by the Board of Directors and calls for the Company to reserve 500,000 shares of Common Stock. Option prices under the Plans are established at the fair market value of the Company's Common Stock on the date the option is granted or at some higher price as the Committee or Board of Directors, as the case may be, may determine. Options granted under the Plans terminate ten years (seven years under the Executive Long-Term Plan) after the date of grant or such earlier date as the Committee may prescribe. Those persons eligible to participate in the Plans are employees and executive officers of the Company or of any subsidiary of the Company or non-employee directors of the Company, as the case may be. These classes of eligible participants include approximately 150, six, and five persons respectively.

     On  March  9,  1998,  the  Company exchanged options to purchase  1,374,000 shares of Common Stock with exercise prices ranging from $1.00 to $4.00 for options to purchase 1,374,000 shares of Common Stock, as tax qualified stock options, with an exercise price of $1.00. The Board of Directors ratified this issuance of the re-priced incentive stock options issued under the Employee Plan and an increase in the number of options authorized to be granted under the Employee Plan. The Company now desires to have the shareholders approve an increase in the number of shares reserved under each of the Plans in order to continue to attract top employees, executive officers, and non-employee directors. The Company currently has issued options to purchase the following number of shares of Common Stock under each of the Plans: (i) Employee
Plan - 1,417,223 shares, (ii) Executive Plan - 804,000 shares, and (iii) Director Plan - 600,000. If the shareholders do not approve an increase in the reserved number of shares under each of the Plans, the Company potentially will be in breach of the option agreements currently outstanding and will not be in a position to issue any other option agreements under the Plans.

     The Company desires to increase the reserved number of shares of Common Stock under each Plan to the following: (i) Employee Plan - 5,000,000, (ii) Executive Plan - 3,000,000, and (iii) Director Plan - 2,000,000. A description of the Plans as amended follows.


                          DESCRIPTION OF EMPLOYEE PLAN

     Eligible Participants; Securities Offered Under the Plan. The Employee Plan provides for grant of "qualified" options to purchase shares of Common Stock as determined by the Committee. Options issued pursuant to the Employee Plan terminate with respect to any shares not purchased by the holder thereof upon the expiration of seven years from the date of grant of such option (or such earlier date as the Committee may determine). Options are not exercisable prior to one year from the date of grant thereof. A total of 500,000 shares of Common Stock are reserved for issuance under the Employee Plan.

     Options are granted under the Employee Plan at the discretion of the Committee to key employees of the Company. A total of 5,000,000 shares of Common Stock will be reserved for issuance under the Employee Plan after the amendment is approved by the Shareholders.

     Administration; Amendments of the Plan. The Employee Plan is administered by the Committee. The Board of Directors may at any time suspend, discontinue, revise or amend the Employee Plan; however, there may be no revision or amendment to the Employee Plan which would impair the rights of any optionee under the plan without his consent and no amendment or alteration may be made without the approval of the shareholders which would increase the total number of shares reserved under the Employee Plan, decrease the option exercise price below that required by the plan, change the class of persons eligible to participate in the plan, extend the period for the exercise of options granted under the plan or materially increase the benefits accruing to individuals holding options granted pursuant to the plan or materially modify the requirements as to eligibility for participation in the plan.

     Adjustment Upon Changes in Capitalization. The Employee Plan provides for proportionate adjustments to the number of shares issuable upon the exercise of options and the exercise price thereof in the event of any stock dividend, stock split, recapitalization, combination of shares or other increase or reduction in the number of shares of Common Stock outstanding without the Company having received compensation therefor. The Employee Plan also provides that in the event of a reorganization, merger, consolidation or exchange with another corporation or any "spin off" pursuant to which the stockholders of the Company receive securities of another corporation for shares of Common Stock then an appropriate number of such other securities shall be substituted for shares of Common Stock issuable upon any outstanding options under the Employee Plan; provided, however, that the Company may elect to cancel all such options on the effective date of such an event or upon a dissolution or liquidation of the Company subject to giving prior written notice to the holders thereof that they may elect to exercise all such options, which options shall be immediately vested for such purposes.

     Incentive Stock Options. Options issued under the Employee Plan are intended to qualify as incentive stock options ("ISOs") under section 422 of the Internal Revenue Code of 1986, as amended.

     Tax Consequences. The Federal income tax consequences arising from the exercise of options granted under the Employee Plan are complex and dependent on each individual's personal tax situation. The holders of Employee Plan options hold options that are intended to qualify as ISOs. Accordingly, such holders were not required to recognize any income for federal income tax purposes at the time the ISOs were granted, nor will they be required to recognize any income on a qualified exercise of an ISO. Instead, a taxable event will occur on
   ---------
disposition of stock acquired pursuant to the exercise of an ISO. If a holder does not dispose of the shares acquired on exercise of an ISO within both two years after the grant of the ISO and one year after the exercise of the ISO, the gain or loss (if any) on a subsequent stock disposition will generally be a long-term capital gain or loss. Gain or loss is measured with respect to the exercise price paid by the holder for the stock sold.

     If the holder sells the shares acquired on the exercise of an ISO within either two years after the date of grant of the ISO or within one year after the exercise of the ISO, the sale is a "disqualifying disposition." The holder will recognize ordinary income in the year of the disqualifying disposition equal to the excess of the fair market value of the shares at the time the ISO was exercised over the exercise price and the balance (if any) will be long-term or short-term capital gain depending on whether the shares were sold more than one year after the ISO was exercised. If the disqualifying disposition is a sale or exchange at a price between the exercise price and the fair market value at exercise, the amount of such income is measured with respect to the sale or exchange price. If the holder sells the shares in a disqualifying disposition at a price below the exercise price, the loss will generally be a short-term capital loss if the holder has held the shares for one year or less, and otherwise will be a long-term capital loss. Special rules apply to holders who are officers or directors of the Company and who are subject to the provisions of Section 16 of the Exchange Act.

     A holder may use other stock of the Company to exercise an ISO. However, if such stock was itself acquired by exercise of an ISO, then such use is a disqualifying disposition as to such stock if the applicable holding periods are not met.

     If a holder uses shares acquired on the exercise of an ISO to exercise an ISO and such use does not constitute a disqualifying disposition of such shares, or if the holder uses other shares of the Company to exercise an ISO, the holder will not recognize any income, gain or loss on the transfer of surrendered shares. In such case, the basis of the surrendered shares will be allocated to the shares acquired on the exercise of the ISO, and the holding period of the shares so acquired would be the same as the shares surrendered for the purpose of determining whether subsequent dispositions result in short-term or long-term capital gain or loss.

     The excess of the fair market value of the stock at exercise of an ISO over the price paid is a positive adjustment for alternative minimum tax purposes. Alternative minimum tax paid due to such an adjustment will generate an alternative minimum tax credit which may reduce a holder's regular income tax in the future. When stock acquired by exercise of an ISO is disposed of in the year of exercise for an amount less than the fair market value at exercise, the alternative minimum will be measured with respect to the amount realized on disposition.

     The Company is not entitled to a deduction as the result of the grant or exercise of an ISO. If a holder recognizes ordinary income as a result of a disqualifying disposition, the Company will recognize an equal deduction in the taxable year of the Company in which such disposition occurs.

     Exercise of Options. The exercise price of an option granted under the Employee Plan must be at least 100% of the fair market value per share of Common Stock on the date of grant and may be higher as determined by the Committee. The exercise price of an ISO must be at least 110% of the fair market value per share for employees who own more than 10% of the outstanding stock of the Company. For purposes of the plan, the "fair market value" of a share of Common Stock is determined in good faith by the Board of Directors of the Company in the event the Common Stock is not listed on a national securities exchange or traded in the over-the-counter market; the mean between the highest and lowest sales prices per share on any national securities exchange on which the Common Stock is traded; or the closing sales price in the over-the-counter market if such price is regularly quoted, or if not regularly quoted, the mean between the highest closing bid price and the lowest closing asked price as reported by NASDAQ; or if not reported on such system the mean between the closing bid and asked price on such date as quoted by such quotation source as designated by the Board of Directors of the Company. The exercise price must be paid in cash, or at the election of the option holder, in shares of Common Stock theretofore owned by such option holder, or at the election of the option holder provided that such right is granted by the Committee, through the relinquishment of shares exercisable under the option at the then current market value of such shares.

                          DESCRIPTION OF EXECUTIVE PLAN

     Eligible Participants; Securities Offered Under the Plan. The Executive Plan provides for the grant to key employees of the Company and to executive level employees of the Company of nonqualified options to purchase shares of Common Stock as determined by the Committee. Options issued pursuant to the Executive Plan terminate with respect to any shares not purchased by the holder thereof upon the expiration of seven years from the date of grant of such option (or such earlier date as the Committee may determine). Options are not exercisable prior to one year from the date of grant thereof. A total of 500,000 shares of Common Stock are reserved for issuance under the Executive Plan.

     Options are granted under the Executive Plan at the discretion of the Committee to key executives of the Company. A total of 3,000,000 shares of Common Stock will be reserved for issuance under the Executive Plan after the amendment is approved by the Shareholders.

     Administration; Amendments of the Plan. The Committee composed of the non-employee directors of the Company, administers the Executive Plan. The Board of Directors may at any time suspend, discontinue, revise or amend the Executive Plan; however, there may be no revision or amendment to the Executive Plan which would impair the rights of any optionee under the plan without his consent and no amendment or alteration may be made without the approval of the shareholders which would increase the total number of shares reserved under the Executive Plan, decrease the option exercise price below that required by the plan, change the class of persons eligible to participate in the plan, extend the period for the exercise of options granted under the plan or materially increase the benefits accruing to individuals holding options granted pursuant to the plan or materially modify the requirements as to eligibility for participation in the plan.

     Adjustment Upon Changes in Capitalization. The Executive Plan provides for proportionate adjustments to the number of shares issuable upon the exercise of options and the exercise price thereof in the event of any stock dividend, stock split, recapitalization, combination of shares or other increase or reduction in the number of shares of Common Stock outstanding without the Company having received compensation therefor. The Executive Plan also provides that in the event of a reorganization, merger, consolidation or exchange with another corporation or any "spin off" pursuant to which the stockholders of the Company receive securities of another corporation for shares of Common Stock then an appropriate number of such other securities shall be substituted for shares of Common Stock issuable upon any outstanding options under the Executive Plan; provided, however, that the Company may elect to cancel all such options on the effective date of such an event or upon a dissolution or liquidation of the Company subject to giving prior written notice to the holders thereof that they may elect to exercise all such options, which options shall be immediately vested for such purposes.

     Tax Consequences. The Federal income tax consequences arising from the exercise of options granted under the Executive Plan are complex and dependent on each individual's personal tax situation. Holders of options granted pursuant to the Executive Plan hold options which are not intended to be ISOs (collectively "NQOs"). The holders of such options will not recognize any income at the time a NQO is granted, nor will the Company be entitled to a deduction at that time. However, when any part of a NQO is exercised, the holder will recognize ordinary income in an amount equal to the difference between the exercise price of the NQO and the current fair market value of the shares received. The Company will recognize a deduction in an amount equal to, and at the time of, the income recognized by the holder.

     A holder will generally recognize capital gain or loss on the disposition of stock acquired by exercise of a NQO. The holder's tax basis in such shares will be equal to the fair market value of such stock at exercise. In the event stock is sold at a loss, a holder may be limited in the amount of such loss that is currently deductible.

     If all or any part of the exercise price of a NQO is paid by the holder with shares of Common Stock (including shares previously acquired on the exercise of an ISO), no gain or loss will be recognized on the shares surrendered in payment. The number of shares received on such exercise of the NQO equal to the number of shares surrendered will have the same basis and holding period, for purposes of determining whether subsequent dispositions result in long-term or short-term capital gain or loss, as the basis and holding period of the shares surrendered.

     The balance of the shares received on such exercise will be treated for federal income tax purposes as described in the preceding paragraphs as though issued on the exercise of the NQO for an exercise price equal to the consideration, if any, paid by the holder in cash. The holder's compensation, which is taxable as ordinary income on such exercise, and the Company's deduction will not be affected by whether the exercise price is paid in cash or in shares of Common Stock. However, gain on the stock transferred to exercise the NQO is deferred.

     Exercise of Options. The exercise price of an option granted under the Executive Plan must be at least 100% of the fair market value per share of Common Stock on the date of grant. For purposes of the plan, the "fair market value" of a share of Common Stock is determined in good faith by the Board of Directors of the Company in the event the Common Stock is not listed on a national securities exchange or traded in the over-the-counter market; the mean between the highest and lowest sales prices per share on any national securities exchange on which the Common Stock is traded; or the closing sales price in the over-the-counter market if such price is regularly quoted, or if not regularly quoted, the mean between the highest closing bid price and the lowest closing asked price as reported by NASDAQ; or if not reported on such system the mean between the closing bid and asked price on such date as quoted by such quotation source as designated by the Board of Directors of the Company. The exercise price must be paid in cash, or at the election of the option holder, in shares of Common Stock theretofore owned by such option holder, or at the election of the option holder provided that such right is granted by the Committee, through the relinquishment of shares exercisable under the option at the then current market value of such shares.

                          DESCRIPTION OF DIRECTOR PLAN

     Eligible Participants; Securities Offered Under the Plan. The Director Plan provides for the automatic grant of 100,000 nonqualified options to purchase shares of Common Stock upon the election to the Board of Directors of a person not employed by the Company, which option vests and becomes exercisable for 25,000 shares on each of the four subsequent anniversary dates thereof if such person has served as a director of the Company for the entire preceding fiscal year, provided that the number of shares available under the Director Plan for future grants is sufficient to make an automatic grant. A total of 500,000 shares of Common Stock is reserved for issuance under the Director Plan.

     A total of 2,000,000 shares of Common Stock will be reserved for issuance under the Director Plan after the amendment is approved by the Shareholders.

     Options issued pursuant to the Director Plan terminate with respect to any shares not exercised upon the earliest to occur of (i) the expiration of 10 years from the date of grant of each option thereunder, (ii) one year after such an optionee ceases to be a director of the Company by reason of death or disability, or (iii) three months after such an optionee ceases to be a director of the Company for any reason other than death or disability.

     Administration; Amendments of the Plan. The Board of Directors administers the Director Plan and may at any time suspend, discontinue, revise or amend the Director Plan; however, there may be no revision or amendment to the Director Plan which would impair the rights of any optionee under the Plan without his consent and no amendment or alteration may be made without the approval of the shareholders, which would increase the total number of shares reserved under the Director Plan, change the designation of the class of persons eligible to participate in the Plan, increase or decrease the number of shares granted pursuant to the Plan, extend the period for the exercise of options granted under the Plan or materially increase the benefits accruing to individuals holding options granted pursuant to the Director Plan.

     Adjustment Upon Changes in Capitalization. The Director Plan provides for proportionate adjustments to the number of shares issuable upon the exercise of option issued under the Director Plan and the exercise price of such options in the event of any stock dividend, stock split, recapitalization, combination of shares or other increase or reduction in the number of shares of Common Stock outstanding without the Company having received compensation therefor. The Director Plan also provides that in the event of a reorganization, merger, consolidation or exchange with another corporation or any "spin off" pursuant to which the stockholders of the Company receive securities of another corporation for shares of Common Stock, then an appropriate number of such other securities shall be substituted for shares of Common Stock issuable upon any outstanding options under the Director Plan; provided, however, that the Company may elect to cancel all such options on the effective date of such an event or upon a dissolution or liquidation of the Company subject to giving prior written notice to the holders of options under the Director Plan that they may elect to exercise all such options, which options shall be immediately vested for such purposes.

     Tax Consequences. The Federal income tax consequences arising from the exercise of options granted under the Director Plan are complex and dependent on each individual's personal tax situation. Holders of options granted pursuant to the Director Plan hold options which are not intended to be ISOs (collectively "NQOs"). The holders of such options will not recognize any income at the time a NQO is granted, nor will the Company be entitled to a deduction at that time. However, when any part of a NQO is exercised, the holder will recognize ordinary income in an amount equal to the difference between the exercise price of the NQO and the current fair market value of the shares received. The Company will recognize a deduction in an amount equal to, and at the time of, the income recognized by the holder.

     A holder will generally recognize capital gain or loss on the disposition of stock acquired by exercise of a NQO. The holder's tax basis in such shares will be equal to the fair market value of such stock at exercise. In the event stock is sold at a loss, a holder may be limited in the amount of such loss that is currently deductible.

     If all or any part of the exercise price of a NQO is paid by the holder with shares of Common Stock (including shares previously acquired on the exercise of an ISO), no gain or loss will be recognized on the shares surrendered in payment. The number of shares received on such exercise of the NQO equal to the number of shares surrendered will have the same basis and holding period, for purposes of determining whether subsequent dispositions result in long-term or short-term capital gain or loss, as the basis and holding period of the shares surrendered.

     The balance of the shares received on such exercise will be treated for federal income tax purposes as described in the preceding paragraphs as though issued on the exercise of the NQO for an exercise price equal to the consideration, if any, paid by the holder in cash. The holder's compensation, which is taxable as ordinary income on such exercise, and the Company's deduction will not be affected by whether the exercise price is paid in cash or in shares of Common Stock. However, gain on the stock transferred to exercise the NQO is deferred.

     Exercise of Options. The exercise price of an option granted under the Director Plan must be 100% of the fair market value per share of Common Stock on the date of grant. For purposes of the Director Plan, the "fair market value" of a share of Common Stock is determined by the mean between the highest and lowest sales prices per share on the New York Stock Exchange (if traded on such exchange), or the mean between the high closing bid price and the lowest closing asked price as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or if not reported on such system the mean between the closing bid and asked price on such date as quoted by such quotation source as designated by the Board of Directors of the Company. The exercise price must be paid in cash or, at the election of the option holder, in shares of Common Stock theretofore owned by such option holder.

Amendment

     The Company proposes to increase the number of reserved shares of Common Stock as follows:

     (i)     Incentive  Stock  Option  Plan  -  5,000,000  shares

     (ii)    Executive  Long-Term  Plan  -  3,000,000  shares

     (iii)   Non-Employee  Director  Stock  Option  Plan  -  2,000,000  shares

     The Committee has discretion to grant options under the Plans, except for the Director Plan which is an automatic grant of options upon a non-employee becoming a director, and will continue to have this discretion. Therefore, the Company cannot presently determine the number of, options or shares of Common Stock that will be issued under these Plans in the future and cannot determine how many shares of Common Stock would have been issued if the Plans, as amended, had been in place during the past year.

Purpose

     As mentioned above, the Company originally adopted the Plans in an effort to attract and retain the type employees, executive officers, and non-employee directors necessary to operate the Company productively. The amendments to increase the number of shares reserved under the Plans similarly are being adopted to allow the Company to attract and retain these top individuals as well as to provide an adequate number of shares of Common Stock reserved to cover the exercise for Common Stock of present optionees. If the amendments are not adopted by the Shareholders, the Company potentially will be in breach of the option agreements currently outstanding and may not be able to retain some of its future key employees and will be restricted in its ability to hire additional key employees.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL IV TO APPROVE AN INCREASE OF THE COMPANY'S SHARES AUTHORIZED FOR ISSUANCE UNDER THE PLANS.


                  DIRECTORS, EXECUTIVE OFFICERS, AND COMMITTEES

Table

     The following table lists the name and age of each director and executive officer of the Company. Each director has been elected to serve a one year term until a successor has been elected and qualifies.

Name                      AGE                         Position
----                      ---         -----------------------------------------

Stephen  E.  Raville      50          Chairman  of  the  Board, Chief Executive
                                      Officer
Gary  D.  Morgan          42          President  and  Chief  Operating  Officer
Patrick  E.  Delaney      44          Director,  Chief  Financial  Officer
Stephen  L.  Schilling    34          President  of  Telecommute  Solutions
John  F.  Nort            49          General  Manager,  Prepaid Calling Card
                                      division
William  C.  Comee        58          Vice  President,  International  Markets
William  P.  O'Reilly     52          Director
Robert  E.  Conn          71          Director
F.  Scott  Yeager         46          Director
Gerald  F.  Schmidt       57          Director
James  H.  Dorsey         38          Director

Biographies

The biographies of the directors are provided in Proposal III above. The following are the biographies for the non-director executive officers.

GARY D. MORGAN. Mr. Morgan joined the Company in July 1998 as President and Chief Operating Officer. Mr. Morgan has 22 years of experience in the telecommunications industry. For the past 19 years he has held various senior level positions with Lucent Technologies, Siemens and Nortel. He has a broad background in marketing and operating large public communications networks, with such companies as Bell Atlantic, SBC, US West and BellSouth. Mr. Morgan has served the Company as a trustee for many cultural and non-profit organizations. He holds a Bachelor of Science in Business Administration from Western Carolina University.

STEPHEN  L.  SCHILLING.  Mr.  Schilling  joined  the  Company as Chief Operating
Officer on December 1, 1996. On March 1, 1998, Mr. Schilling became President of Telecommute Solutions, a subsidiary of the Company, which engages in the business of providing telecommuting services. Mr. Schilling has over 11 years of experience in the telecommunication's industry. Most recently from 1995 to 1996, Mr. Schilling was Senior Vice President of Business Development and Operations for GE Capital-ResCom (GECR) where, in addition to general operating responsibilities, he oversaw strategic development in the areas of product development, technology direction, and internal process engineering. While at GECR, Mr. Schilling also established several strategic business relationships with various Bell organizations. Previously, Mr. Schilling had been with MFS/RealCom, where he held several positions, most recently as Division Vice President/General Manager. In that position, he was responsible for overall growth and direction of MFS/RealCom's South Division including sales, marketing, operations and business development. Prior to MFS/RealCom, Mr. Schilling held various positions at National Data Corporation and US Sprint Communications, Inc.

     JOHN  F.  NORT.   Mr.  Nort  is  currently  the  General  Manager  of  the
Company's Prepaid Calling Card division. The founder of WorldLink Communications in 1992, Mr. Nort sold his company to Charter in 1996 and is responsible for the worldwide sales and marketing of the Company's Pre-Paid Telephone Cards and Services. Mr. Nort is also a director/owner of Rent-A-Line Telephone Company.

     WILLIAM C. COMEE. Mr. Comee was elected Vice President of International Markets on March 27, 1997, and prior thereto, served the Company in a consulting capacity. Mr. Comee served as a director of the Company from September 21, 1995, until February 28, 1997. Mr. Comee was primarily responsible for obtaining the Company's agreement with Instituto Nacional de Telecomunicaciones de Panama, the Panamanian telephone company. Additionally, Mr. Comee is the founder and President of Charter Trading Corporation ("CTC"), which has extensive experience in operating U.S. Government and commercial communication systems overseas. Mr. Comee retired from the U.S. Army as a Colonel in May 1987. He was Director of Operations, U.S. SouthCom, and responsible for all U.S. Military activities in Latin America. He also served as Commander of all U.S. Operational Forces in Central America. CTC currently provides operation and maintenance services for the U.S. Government Central American Regional Communications Systems. Additionally, CTC is employed by the U.S. Government in several classified contracts.

Committees

     Following are the Committees of the Board of Directors and the directors that have been appointed to the respective Committees:

     Compensation Committee: Stephen E. Raville, F. Scott Yeager, James H. Dorsey III.

     Audit  Committee:  Gerald  F.  Schmidt, Robert E. Conn, William P. O'Reilly

Attendance  at  Board  Meetings

     Four meetings of the Board of Directors were held during 1997. All directors attended an aggregate of at least 75% of the meetings with the exception of F. Scott Yeager, who attended two of the four meetings.

                             EXECUTIVE COMPENSATION

Table

     The following table summarizes the compensation paid by the Company to its Chief Executive Officer and all the executive officers of the Company whose salary and bonus from the Company for services rendered during 1997 exceeded $100,000. Information is not included for any persons not serving as an executive officer of the Company as of December 31, 1997.

                         SUMMARY  COMPENSATION  TABLE

                              Annual Compensation                        Long-Term Compensation
                              -------------------                        ----------------------
                                                                            Awards            Payouts
                                                                            ------            -------
    Name and Principal                                             Restricted   Securities
-------------------------                            Other Annual    Stock      Underlying    LTIP
       Position            Year    Salary     Bonus  Compensation    Awards     Options/SARs  Payouts
-------------------------  ----  -----------  -----  ------------  ----------  -------------  -------
Stephen E. Raville         1997  $    - 0 -
  Chief Executive Officer
David G. Olson             1997  $100,000(1)
  President and Chief      1996  $100,000(1)
  Operating Officer
Stephen L. Schilling       1997  $  100,000                                       250,000(3)
President
  Telecommute Division
William C. Comee           1997  $100,000(2)
  Vice President           1996  $100,000(2)
  International Division

(1)     Potere  Management,  Inc. ("Potere"), a corporation affiliated with Mr. Olson, entered into a consulting  agreement  with  the Company in January 1994 under which the Company was obligated to pay
$100,000  per  annum.  The  agreement  expired  on  December  31, 1997.  The amounts shown beside Mr.
Olson's  name  are  the amounts paid to Potere.  Mr. Olson resigned all positions with the Company in
May  1998  for  health  reasons.
(2)     Charter  Trading Corporation ("CTC"), a company of which Mr. Comee is President and principal stockholder,  entered  into  a  consulting  agreement  with  the  Company under which the Company was obligated  to  pay $100,000 per annum.  The amounts shown beside Mr. Comee's name are amounts paid to
CTC.  The  agreement  expired  on  December  31,  1997.
(3)     On  February  28, 1997, Mr. Schilling was granted an option to purchase 250,000 shares of the
Company's common stock at an exercise price of $1.00 per share, which option expires December 1, 2003 and vests in four equal annual installments.  Such option grant represents 12% of the options granted to all employees during 1997. At December 31, 1997, such option had vested as to 62,500 shares with a value  of  $11,718  and  187,500  shares  with  a  value  of  $35,134  were  not  yet  vested.

     No options were granted to the named executives as compensation other than the options granted to Mr. Schilling; however, the Aurum Group Limited Partnership ("Aurum") and Potere (entities affiliated with Mr. Olson), Mr. Delaney and Mr. Raville received warrants for certain personal guaranties as disclosed below. Aurum and Potere exercised options or warrants for 160,000 shares during 1996 at an exercise price of $.70 per share. The aggregate value of such shares was $260,000 as of December 31, 1996. Aurum and Potere continued to hold options or warrants for 308,721 shares at an exercise price ranging from $.70 to $2.00 per share with an aggregate value of $120,501. Mr. Delaney holds warrants for 30,000 shares at an exercise price of $1.00 with an aggregate value of $5,625. Mr. Comee holds warrants for 52,709 shares at an exercise price of $.70 with an aggregate value of $25,695. Mr. Raville holds warrants or options for 331,043 shares with an exercise price ranging from $.70 to $3.00 with an aggregate value of $104,852.

     The Company has adopted a Non-employee Director Stock Option Plan pursuant to which 500,000 shares of the Company's Common Stock have been reserved for issuance to Nonemployee directors of the Company. Options are granted with an exercise price at fair market value on the date of grant, are exercisable upon the one year anniversary of the date of grant and expire upon the earliest to occur of (i) 10 years after the date of grant, (ii) one year after the recipient ceases to be a director of the Company by reason of death or disability, or
(iii) three months after the recipient ceases to be a director of the Company for any reason other than death or disability. To date, the Company has granted options to purchase 100,000 shares under the plan to each of the following persons: Robert E. Conn, Stephen E. Raville, William P. O'Reilly, F. Scott Yeager, Jerry Schmidt and James H. Dorsey. The options vest in 25,000 share increments on each one year anniversary date of election to the board of directors. As of June 30, 1998, Messrs. Conn, Raville, O'Reilly, and Yeager were vested in 50,000 options, and Mr. Schmidt was vested in 25,000 options.

    SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT.

Table

     The following table sets forth, as of June 30, 1998, information regarding the ownership of Common Stock owned by (i) each person (or "group" within the meaning of Section 13(d)(3) of the Security Exchange Act of 1934) known by the Company to own beneficially more than 5% of the Common Stock; (ii) each director of the Company, (iii) each of the named executive officers and (iv) all officers and directors of the Company as a group.



Beneficial  Owners       Number      % of Total
--------------------  -------------  ----------

DIRECTORS  AND
EXECUTIVE  OFFICERS

William C. Comee       1,140,700(1)    2.2%
Robert E. Conn           143,188(2)      *
Patrick E. Delaney     2,805,423(3)    5.4%
William P. O'Reilly      653,389(4)    1.3%
F. Scott Yeager          230,000(5)      *
Stephen E. Raville     6,937,508(6)   13.3%
Gerald F. Schmidt      3,066,667(7)   5.88%
John F. Nort             735,144(8)   1.41%
Stephen L. Schilling     172,500(9)      *
James H. Dorsey III   1,242,955(10)   2.38%

EXECUTIVE OFFICERS
AND DIRECTORS
AS A GROUP:             17,127,474   32.85%

The business address for each of the above persons is 2839 Paces Ferry Road, Suite 500, Atlanta, Georgia 30339.


(1) Includes 400,000 shares owned by the spouse and 10,000 owned by a child, the ownership of which is disclaimed, and warrants to purchase 52,709 shares at prices ranging from $0.70-$2.50 per share.
(2) Includes the vested portion of Nonemployee Director option of 50,000 shares at $0.70 per share, and warrants to purchase 20,709 shares at $0.70 per share.
(3) Includes 45,423 shares owned by family members, the ownership of which is disclaimed; and warrants to purchase 30,000 shares at $1.00 per share.
(4) Includes the vested portion of Non-employee Director option of 50,000 shares at $0.70, warrants to purchase 103,543 shares at $0.70 per share, and 83,333 shares issuable upon conversion of a debenture at $1.20 per share.
(5) Includes shares owned by minor children, the ownership of which is disclaimed, and the vested portion of Nonemployee Director option of 50,000 shares at $0.70 per share.
(6) Includes warrants to purchase 103,543 shares at $0.70 per share; the vested portion of Non-employee Director option of 50,000 shares at $0.70 per share; warrants to purchase 30,000 shares at $1.00 per share; 166,667 issuable upon shares conversion of a debenture at $1.20 per share; and warrants to purchase 97,500 shares at $3.00 per share, such warrants have not yet been issued and the amount thereof has not finally been determined but represents the current estimate by the parties of the number of such warrants.
(7) Includes 3,000,000 shares owned by Cordova Capital Partners LP Enhanced Appreciation, an investment Limited Partnership of which Cordova Capital is general partner, the ownership of shares is disclaimed; the vested portion of Nonemployee Director option of 25,000 shares at $1.00 per share; and 41,667 shares issuable upon conversion of a debenture at $1.20 per share.
(8) Includes vested portion of Incentive Stock Option of 150,000 shares exercisable at $1.25 per share and warrants to purchase 100,000 shares at $3.00 per share.
(9) Includes vested portion of Incentive Stock Option of 62,500 shares at $1.00 per share.
(10) Includes warrants to purchase 545,455 shares at $1.375, and warrants to purchase 97,500 shares at $3.00 per share, such warrants have not yet been issued and the amount thereof has not finally been determined but represents the current estimate by the parties of the number of such warrants.

Section  16(a)  Beneficial  Ownership  Reporting  Compliance

     The Company filed to register its Common Stock under Section 12(g) of the Exchange Act on June 11, 1996 which registration became effective 60 days after such filing. To the knowledge of the Company, in the previous fiscal year the following persons have filed late reports pursuant to Section 16 relating to their beneficial ownership of securities of the Company:

     In December 1996, Mr. Schilling was issued an option to purchase 250,000 shares of common stock, vesting 25% on each one year anniversary date of issuance. Accordingly, in December 1997, such option vested as to 62,500 shares. Mr. Schilling filed late a Form 4 reporting the beneficial ownership of such shares and the acquisition of 10,000 shares from an affiliate of the Company in May 1997.

     On January 10, 1998, Steven E. Raville filed a Form 4 to report the deemed beneficial ownership of 166,666 shares of Common Stock included upon conversion of a debenture issued on August 16, 1997.

     In June 1998, James H. Dorsey III was issued warrants to purchase 545,455 shares of the Company's common stock. Mr. Dorsey filed late a Form 4 reporting such acquisition.

     In August of 1997, William P. O'Reilly and Gerald F. Schmidt were issued 83,333 and 41,667 shares of convertible debentures. Mr. O'Reilly and Mr. Schmidt filed late Forms 4 reporting these issuances.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

     The Company has a consulting agreement with Charter Trading Corporation ("CTC"), a company of which William C. Comee is President and principal stockholder, pursuant to which the Company pays CTC $100,000 per annum for consulting services, including the services of Mr. Comee, a Vice President of the Company. The agreement expired on December 31, 1997.

     During 1997 and 1996, CTC administered payroll for certain Charter Panama employees and received 15% of the payroll amount to cover related payroll taxes, benefits and administrative costs, which totaled approximately $30,000 for each year. Additionally, the Company subleased office space from CTC in Panama for $2,000 per month during 1996. The Board of Directors believes that this lease amount represented a fair market value lease and that the Company may not have been able to find similar lease space from an unrelated third party for the same lease amount or for a materially lower lease amount.

     During 1996 and part of 1997, the Company leased office space from a company wholly owned by Billie C. Holbert, a former officer and director of the Company. The Company has a five year lease agreement with monthly payments of $9,800. Mr. Holbert also owned in excess of 90% of the capital stock of PDS at the time of the acquisition of PDS by the Company and was a member of the board of directors and an officer of the Company until his resignation on January 17, 1997. Mr. Holbert also owned 10% of PDN at the time of its acquisition by the Company. In connection with the acquisition of PDS, the Company granted piggyback registration rights to the former stockholders of PDS covering 1,000,000 shares of Common Stock in the aggregate, including shares owned by Mr. Holbert as a result of the acquisition of PDS and PDN. During 1997, Mr. Holbert resigned as a director and officer of the Company and the property leased by the Company was sold to an unaffiliated company, which assumed the lease on the same terms.

     In consideration for personal guaranties issued by Mr. Raville and Mr. Delaney for certain of the Company's bank debt, on February 28, 1997, the Company granted each of Mr. Raville and Mr. Delaney warrants to 30,000 purchase shares of Common Stock at $1 per share. The warrants are exercisable for five years and contain other customary terms and provisions.

     During 1997, the Company entered into a five year operating lease of earth station equipment located in Panama, Costa Rica and Nicaragua. James H. Dorsey, III and a company affiliated with Mr. Raville are the lessors. The lease obligations total approximately $70,000 per annum payable quarterly in arrears. In conjunction with the lease, the Company issued 195,000 warrants, which grant the lessors the right to purchase shares of Common Stock at a price of $3.00 per share. The Board of Directors believes that this lease amount represents a fair market value lease and that the Company may not have been able to lease similar equipment from an unrelated third party for the same lease amount or for a materially lower lease amount.

     On June 1, 1998, the Company entered into a one year non-interest bearing promissory note for $750,000 to James H. Dorsey III. In connection with the note, the Company issued warrants to Mr. Dorsey, which grant him the right to purchase 545,455 shares of Common Stock at $1.375 per share.

                            CERTAIN LEGAL PROCEEDINGS

     The Company is not involved with and does not have any knowledge of any material legal proceedings against the Company where the other party is a director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of the Company, or any security holder of the Company.

                             SOLICITATION OF PROXIES

     This solicitation is being made by mail on behalf of the Board, but may also be made without additional remuneration by officers or employees of the Company by telephone, telegraph, facsimile transmission or personal interview. The expense of the preparation, printing and mailing of this Proxy Statement and the enclosed form of Proxy and Notice of Special Meeting, and any additional material relating to the Meeting which may be furnished to shareholders by the Board subsequent to the furnishing of this Proxy Statement, has been or will be borne by the Company. The Company will reimburse banks and brokers who hold Shares in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such Shares. It is anticipated that the cost of such supplementary solicitations, if any, will not be material.

                                  OTHER MATTERS

     The Company is not aware of any business to be presented for consideration at the Meeting, other than that specified in the Notice of Special Meeting. If any other matters are properly presented at the Meeting, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment.

                              SHAREHOLDER PROPOSALS

     Any shareholder who intends to submit a proposal at the next annual meeting of Shareholders and who wishes to have the proposal considered for inclusion in the proxy statement and form of proxy for that meeting must, in addition to complying with the applicable laws and regulations governing submission of such proposals, deliver the proposal to the Company for consideration no later than March 31, 1999. Such proposals should be sent to the Corporate Secretary of the Company at 2839 Paces Ferry Road, Atlanta, Georgia, 30339.

                       NOTICE TO BANKS, BROKER-DEALERS AND
                       VOTING TRUSTEES AND THEIR NOMINEES

     Please advise the Company whether other persons are the beneficial owners of the Shares for which proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting materials you wish to receive in order to supply copies to the beneficial owners of the Shares.

                                  ANNUAL REPORT

     THE COMPANY HAS INCLUDED AN ANNUAL REPORT WITH THIS MAILING. UPON WRITTEN REQUEST, THE COMPANY WILL PROVIDE A COPY, AT NO CHARGE, OF THE COMPANY'S FORM 10-KSB, AS AMENDED, FOR THE YEAR ENDED DECEMBER 31, 1997, WHICH WAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

     ADDITIONALLY, UPON WRITTEN REQUEST, THE COMPANY WILL PROVIDE A COPY, AT NO CHARGE, OF THE COMPANY'S INCENTIVE STOCK OPTION PLAN, EXECUTIVE LONG-TERM PLAN, AND NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN.


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING IN PERSON, ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. BY RETURNING YOUR PROXY PROMPTLY YOU CAN HELP THE COMPANY AVOID THE EXPENSE OF FOLLOW-UP MAILINGS TO ENSURE A QUORUM SO THAT THE MEETING CAN BE HELD. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE A PRIOR PROXY AND VOTE THEIR PROXY IN PERSON AS SET FORTH IN THIS PROXY STATEMENT.

                                   By  Order  of  the  Board  of  Directors


                              /S/  Charles  M.  Cushing
                              -------------------------
                                   Charles  M.  Cushing
                                   Secretary

Atlanta,  Georgia
August  18,  1998

                                      PROXY

                   CHARTER COMMUNICATIONS INTERNATIONAL, INC.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                   CHARTER COMMUNICATIONS INTERNATIONAL, INC.

     The undersigned hereby appoints              , and              , or either
                                     -------------      -------------
of them as proxy for the undersigned, with full power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated below, all shares of the $.00001 par value common stock of Charter Communications International, Inc. (the "Company") which the undersigned is entitled to vote at the Special Meeting of the Shareholders of the Company to be held on August 31, 1998 (the "Meeting"), or at any and all postponements, continuations or adjournments thereof.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned Shareholder. If no direction is made, this proxy will be voted FOR each of the proposals and will be voted FOR each of the nominees to the Board of Directors.

     The  Board  of  Directors  recommends  a  vote  FOR  each  item.

1. Proposal to consider and vote upon an amendment to the Company's Articles of Incorporation to effect a change in the Company's name to Pointe Communications Corporation.

     FOR   |_|     AGAINST   |_|     ABSTAIN  |_|

2. Proposal to consider and vote upon an amendment to the Company's Articles of Incorporation to effect an increase on the number of the Company's authorized shares of common stock, $.00001 par value from 45,000,000 to 100,000,000.

     FOR   |_|     AGAINST   |_|     ABSTAIN  |_|

3. Proposal to elect seven directors to serve until their respective successors are duly elected and qualified. The Board of Directors recommends a vote for the following nominees: (1) Stephen E. Raville, (2) Patrick E. Delaney,
(3) William P. O'Reilly, (4) Robert E. Conn, (5) F.Scott Yeager, (6) Gerald F. Schmidt, and (7) James H. Dorsey, III.

FOR  ALL  NOMINEES  |_|     WITHHOLD  ALL  NOMINEES  |_|

WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE NUMBER(S) OF NOMINEE(S) BELOW |_|

Use  Number  Only:
                  ---------------------

4. Proposal to increase the number of shares of common stock reserve under the following plans: (i) Incentive Stock Option Plan - 5,000,000 shares; (ii) Executive Long-Term Option Plan - 3,000,000 shares; and (iii) Non-Employee Director Stock Option Plan - 2,000,000 shares.

     FOR   |_|     AGAINST   |_|     ABSTAIN  |_|

                |_|  Mark here for address change and note below.

       PLEASE  READ  INSTRUCTIONS  ON  THE  REVERSE  SIDE  AND  EXECUTE


IMPORTANT: Before returning the Proxy, please sign your name or names on the line(s) below exactly as shown hereon. Executors, administrators, trustees, guardians or corporate officers should indicate their full titles when signing. When shares are registered in the name of joint tenants or trustees, each joint tenant or trustee should sign.


                         Dated                   ,  1998
                              -------------------


                         ----------------------------------------
                         Authorized  Signature

                         ----------------------------------------
                         Title


                         ----------------------------------------
                         Authorized  Signature

                         ----------------------------------------
                         Title


Please mark boxes /X/ in ink. Sign, date and return this Proxy Card promptly using the enclosed envelope.

Change  of  Address:


------------------------------

------------------------------

------------------------------